Exhibit 10.42
EXTENSION AGREEMENT
AND REAFFIRMATION OF LOAN DOCUMENTS

THIS EXTENSION AGREEMENT AND REAFFIRMATION OF LOAN DOCUMENTS (this “Extension Agreement”) is made and entered into as of October 30, 2009 (the “Extension Date”), by and among DOUGLAS EMMETT 2006, LLC, a Delaware limited liability company (“Borrower”); BANK OF AMERICA, N.A., a national banking association, as a Lender (in such capacity, “BofA”), Swing Line Lender and L/C Issuer; BMO CAPITAL MARKETS FINANCING, INC., as a Lender; BAYERISCHE LANDESBANK, as a Lender; ING REAL ESTATE FINANCE (USA) LLC, as a Lender, LANDESBANK BADEN-WÜRTTEMBERG, as a Lender; WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender, and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).  Each of the parties identified above as a Lender, together with any other party who is currently a lender under the Credit Agreement or becomes a lender party to the Credit Agreement after the date hereof pursuant to Section 10.06 of the Credit Agreement, are sometimes referred to herein individually as a “Lender” and collectively as the “Lenders”.

RECITALS

A.           Borrower, the Administrative Agent, certain Lenders, Bank of America, N.A., a national banking association, as L/C Issuer (the “L/C Issuer”), Bank of America, N.A., a national banking association, as Swing Line Lender (the “Swing Line Lender”) and certain other parties acting as Co-Syndication Agents thereunder, entered into that certain Credit Agreement, dated as of October 30, 2006 (the “Original Credit Agreement”), as amended by that certain First Amendment to Credit Agreement, dated as of March 1, 2007 (the “First Amendment”) and as further amended by that certain Second Amendment to Credit Agreement, dated as of August 31, 2007 (the “Second Amendment”, and together with the Original Credit Agreement and the First Amendment, collectively, the “Credit Agreement”).  By certain Assignments and Acceptances, ING Real Estate Finance (USA) LLC, and Landesbank Baden-Württemberg acquired their respective interests in the Credit Agreement.  All capitalized terms used in this Extension Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, as modified hereby.

B.           Pursuant to Section 2.14 of the Credit Agreement, Borrower was granted the right to extend the Existing Maturity Date for two consecutive one-year Extension Periods, subject to the satisfaction of certain conditions precedent.

C.           On July 6, 2009, Borrower delivered a letter to the Administrative Agent (the “Extension Notice”), requesting the extension of the Existing Maturity Date for a one-year period (i.e., from October 30, 2009 to October 30, 2010) from the Existing Maturity Date of October 30, 2009 (the “Extension”).

D.           Upon receipt of the Extension Notice, Administrative Agent arranged for new Appraisals of the Borrowing Base Properties and undertook review of the compliance of the credit facility with the loan-to-value and Debt Service Coverage Ratio tests set forth in Sections 2.14(a)(iv) and (v) of the Credit Agreement and based on that review, certain changes described in this Extension Agreement are required to be made to the Aggregate Commitments and the Allocated Loan Amounts.

E.           Administrative Agent, the Lenders and Borrower are executing this Agreement to evidence and confirm the Extension.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, conditions and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders agree as follows:

1. Extension of Maturity Date.  The Existing Maturity Date is hereby extended to October 30, 2010, and (a) all references to “Maturity Date” in the Credit Agreement and the Loan Documents shall hereinafter be deemed to refer to October 30, 2010 and (b) except as set forth herein, all terms and conditions of the Credit Agreement and the other Loan Documents, shall continue to apply.  It is understood and agreed that after extending the Existing Maturity Date as set forth herein, Borrower shall have only one further extension right remaining under Section 2.14 of the Credit Agreement.

2. Commitment Decrease.  Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders acknowledge and agree that, as of the Extension Date, based on sixty-five percent (65%) of the aggregate Appraised Values of the Borrowing Base Properties, which Appraised Values are based on the “as is” value established by a new Appraisal for each Borrowing Base Property delivered pursuant to Section 2.14 of the Credit Agreement, the Aggregate Commitments have decreased from $370,000,000 to $350,000,000.  Accordingly, upon the Extension Date, the Loan Documents and all exhibits and schedules to the Credit Agreement are hereby modified to replace any references therein to the aggregate extension of credit pursuant to the Credit Agreement as “$370,000,000” with “$350,000,000”.

3. Elimination of Accordion Feature.  Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders acknowledge and agree that, as of the Extension Date, there shall be no further right of Borrower to request an increase in the Commitments, and as of the Extension Date, Section 2.15 of the Credit Agreement is hereby deleted in its entirety and replaced with “Reserved”.

4. Schedules.  As of the Extension Date, the following schedules to the Credit Agreement are hereby modified as follows:

(a) Schedule 2.01 of the Credit Agreement (Commitments and Applicable Percentages) and the Commitments and Applicable Percentages set forth therein are hereby deleted and replaced in their entirety with the Third Amended and Restated Schedule 2.01 (Commitments and Applicable Percentages) attached hereto as Exhibit A and the Commitments and Applicable Percentages set forth therein.  All references in the Loan Documents to the “Commitments” and all references in the Loan Documents to the “Applicable Percentages” shall hereafter refer to the Commitments and Applicable Percentages set forth in the Third Amended and Restated Schedule 2.01 attached hereto as Exhibit A.

(b) Schedule 5.05 of the Credit Agreement (Indebtedness) is hereby revised with respect to item 12 thereof to reference financial statements delivered prior to the Extension Date rather than the Closing Date.

(c) Schedule 5.08 of the Credit Agreement (Borrowing Base Properties; Credit Facility Guarantors; Allocated Loan Amounts; Property Managers) and the Borrowing Base Properties, Credit Facility Guarantors, Allocated Loan Amounts and Property Managers set forth therein are hereby deleted and replaced in their entirety with the Second Amended and Restated Schedule 5.08 (Borrowing Base Properties; Credit Facility Guarantors; Allocated Loan Amounts; Property Managers) attached hereto as Exhibit B and the Borrowing Base Properties, Credit Facility Guarantors, Allocated Loan Amounts and Property Managers set forth therein.  All references in the Loan Documents to the “Borrowing Base Properties”, “Credit Facility Guarantors”, “Allocated Loan Amounts” and “Property Managers” shall hereafter refer to the Borrowing Base Properties, Credit Facility Guarantors, Allocated Loan Amounts and Property Managers set forth in the Second Amended and Restated Schedule 5.08 attached hereto as Exhibit B.

(d) Schedule 5.25 of the Credit Agreement (Rent Rolls) is hereby replaced in its entirety with Second Amended and Restated Schedule 5.25 attached hereto as Exhibit C.

(e) Schedule 7.01 of the Credit Agreement is hereby revised with respect to item 6 thereof to include liens securing Indebtedness under title encumbrances recorded against Excluded Properties as of the Extension Date.

5. Memorandum of Extension Agreement.  Concurrently herewith, each Credit Facility Guarantor and the Administrative Agent are executing and delivering a Memorandum of Extension Agreement and Reaffirmation of Loan Documents (the “Memorandum of Extension Agreement”).  Borrower hereby agrees to cause Title Insurer to record the Memorandum of Extension Agreement, and to issue such endorsements to the Title Policies to the effect that the validity and priority of the Deeds of Trust insured thereunder have not been and will not be impaired by this Extension Agreement or the transactions contemplated by it, as may be deemed reasonably necessary by the Administrative Agent, in such form as may be reasonably acceptable to the Administrative Agent.  Borrower hereby agrees to pay to the Title Insurer all expenses and premiums of the Title Insurer in connection with the issuance of such endorsements, and all recording and filing fees payable in connection with recording the Memorandum of Extension Agreement.

6. Fees and Expenses.  On or prior to the Extension Date, Borrower hereby agrees to pay (which may be through a Borrowing) (a) all fees due and payable as of the Extension Date to BofA and the Administrative Agent pursuant to the Fee Letter and the Modification Fee Letter, (b) any other fees due as of the Extension Date to the Administrative Agent pursuant to the Loan Documents, and (c) any fees and expenses due as of the Extension Date to the Administrative Agent of the type to be reimbursed by Borrower pursuant to Section 10.04(a)(ii) of the Credit Agreement with respect to the extension provided for in this Extension Agreement and the other documents to be delivered pursuant hereto (provided that, with respect to the fees and expenses of legal counsel to the Administrative Agent, Borrower shall be furnished a reasonably detailed invoice from such counsel and 90% of such fees and expenses shall be paid upon the Extension Date, with the remaining 10% of such fees and expenses to be paid promptly following the delivery by such legal counsel of closing binders with respect to the extension pursuant hereto).

7. References.  From and after the Extension Date, all references in the Loan Documents to the “Credit Agreement” or the “Loan Documents” or to any Loan Document (whether by reference to a “Loan Document” or to the specific document name or defined term for a document included within the meaning of “Loan Document”) shall be deemed to refer to the Credit Agreement, the Loan Documents or such Loan Document, as amended, modified and supplemented hereby and, as applicable and subject to Section 9(g) below, by the documents executed and delivered by the Loan Parties in connection with this Extension Agreement.

8. Reaffirmation.

(a) Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under each Note, the Credit Agreement, and all the other Loan Documents, and agrees to continue to be bound thereby and perform thereunder, and (ii) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein and in the reaffirmation documents referenced herein, have not been modified.

(b) Concurrently herewith, (i) each Credit Facility Guarantor is executing and delivering to the Administrative Agent a Second Reaffirmation of Credit Facility Guaranty and (ii) OP Guarantor is executing and delivering to the Administrative Agent a Second Reaffirmation of OP Guaranty.  Each such reaffirmation is a “Loan Document” and all references herein, in the Credit Agreement and in the Loan Documents to the “Guaranty” or to any specific Loan Document included in the definition of Guaranty shall be deemed to include the reaffirmation of such Guaranty.

(c) Concurrently herewith, each Credit Facility Guarantor is executing and delivering to Administrative Agent a Second Reaffirmation of Contribution Agreement.  Such reaffirmation is not a “Loan Document” and all references herein, in the Credit Agreement and in the Loan Documents to the “Contribution Agreement” shall be deemed to include such reaffirmation.

(d) Concurrently herewith, Borrower and the OP Guarantor are executing and delivering to Administrative Agent a Second Reaffirmation of the Reimbursement Agreement.   Such reaffirmation is not a “Loan Document” and all references herein, in the Credit Agreement and in the Loan Documents to the “Reimbursement Agreement” shall be deemed to include such reaffirmation.

(e) Concurrently herewith, Property Manager is executing and delivering to Administrative Agent the Reaffirmation of Property Manager’s Consent and Subordination Agreement.  Such reaffirmation is a “Loan Document” and all references herein, in the Credit Agreement and in the Loan Documents to the “Property Manager’s Consent” shall be deemed to include such reaffirmation.

9. Representations and Warranties.  Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Borrower has full power and authority to enter into this Extension Agreement and the reaffirmation documents referenced herein and perform its obligations hereunder and thereunder, and Borrower’s execution and delivery of this Extension Agreement and the reaffirmation documents referenced herein have been duly authorized by all necessary limited liability company action.  Except for recordings or filings contemplated by this Extension Agreement or the other Loan Documents, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person that has not been obtained, taken or performed is necessary or required in connection with the execution, delivery or performance by Borrower of this Extension Agreement, the reaffirmation documents referenced herein or any document or instrument to be delivered by Borrower pursuant hereto.  This Extension Agreement, the reaffirmation documents referenced herein and the documents and instruments delivered by Borrower pursuant hereto have been duly executed and delivered, and constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally, or by equitable principles relating to enforceability (whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date of the Extension Notice, the Extension Date and immediately after giving effect to this Extension Agreement and the modifications to the Loan Documents contemplated hereby, no Default or Event of Default or event which, if uncured after the giving of notice, the passage of time, or both, would become an Event of Default, exists.

(c) As of the Extension Date, each Credit Facility Guarantor identified in Second Amended and Restated Schedule 5.08 has good and marketable title in fee simple to, and/or valid leasehold interests in (as disclosed in such Schedule), the corresponding Borrowing Base Property listed in such Schedule, subject to no Liens, other than Permitted Title Exceptions and rights of equipment lessors under equipment leases that comply with the requirements of Section 7.03(e) of the Credit Agreement.  As of the date hereof, the property of Borrower is subject to no Liens, other than Liens in favor of the Administrative Agent.  There are no outstanding options to purchase or rights of first refusal to purchase affecting the Borrowing Base Properties.

(d) As of the Extension Date and immediately after giving effect to this Extension Agreement and the modifications to the Loan Documents contemplated hereby, Borrower reaffirms all of its obligations under the Loan Documents (as so modified), and Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under any Note or any other Loan Document.  Without limiting the foregoing, as of the date hereof, Borrower hereby confirms (i) that, as of the date hereof, Committed Loans in the aggregate amount of $0 are outstanding; (ii) that, as of the date hereof, Swing Line Loans in the aggregate amount of $0 are outstanding; (iii) that the L/C Issuer has not issued any Letters of Credit which remain outstanding; and (iv) that interest currently due on the Loans has been paid through (but not including) September 30, 2009.  The Notes heretofore issued pursuant to the Credit Agreement shall continue to evidence the obligations arising under the Credit Agreement as modified hereby.

(e) As of the Extension Date and immediately after giving effect to this Extension Agreement and the modifications to the Loan Documents contemplated thereby, except as set forth on Exhibit D hereto (and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Original Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b), (c) and (d), of Section 6.01 thereof), all representations and warranties made and given by Borrower and Guarantors in the Loan Documents are true, accurate and correct.

10. Miscellaneous.

(a) Controlling Provisions.  In the event of any inconsistencies between the provisions of this Extension Agreement and the provisions of any other Loan Document, the provisions of this Extension Agreement shall govern and prevail.  Except as expressly modified by this Extension Agreement and the reaffirmation documents referenced herein, the Loan Documents shall not be modified and shall remain in full force and effect.

(b) Further Assurances.  At the Administrative Agent’s request, Borrower shall promptly execute any other document or instrument and/or seek any consent or agreement from any third party that the Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Extension Agreement, provided, the same shall not result in a decrease of the rights of Borrower or result in an increase in Borrower’s obligations under the Loan Documents.  At the Administrative Agent’s request, Borrower shall promptly cause any other Loan Party or any of the holders of any equity interest in any other Loan Party, as applicable, to execute any other document or instrument and/or diligently seek any consent or agreement from any third party that the Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Extension Agreement, provided the same shall not result in a decrease of the rights of such Loan Party or result in an increase in such Loan Party’s obligations under the Loan Documents, as intended to be modified hereby.

(c) Counterparts.  This Extension Agreement may be executed by one or more of the parties to this Extension Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

(d) Entire Agreement.  This Extension Agreement, together with the other Loan Documents, set forth the entire agreement and understanding among Borrower, the Administrative Agent and the Lenders, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.  This Extension Agreement shall not prejudice any rights or remedies of the Administrative Agent or the Lenders under the Loan Documents.  The Administrative Agent and each Lender reserve, without limitation, all rights which each has against any indemnitor, guarantor, or endorser of the Notes.  Nothing in this Extension Agreement shall impair the lien of any Deed of Trust, which as hereby amended shall remain a deed of trust with a power of sale, creating a first lien encumbering the applicable Borrowing Base Property (subject to the Permitted Title Exceptions applicable to such Borrowing Base Property).

(e) GOVERNING LAW. THIS EXTENSION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

(f) Limitation of Liability.  The provisions of Section 10.20 of the Original Credit Agreement shall apply to the terms of the Credit Agreement as amended by this Extension Agreement and are hereby incorporated herein by this reference.

(g) Loan Documents.  Notwithstanding anything to the contrary contained herein, it is understood and agreed that none of the reaffirmations delivered pursuant to this Extension Agreement with respect to any of the documents that (pursuant to Section 10.23 of the Credit Agreement) are not Loan Documents shall be considered “Loan Documents.”

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IN WITNESS WHEREOF, Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders party hereto have caused this Extension Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

BORROWER:

DOUGLAS EMMETT 2006, LLC,

a Delaware limited liability company

By:	Douglas Emmett Management, Inc., a Delaware corporation, its Manager

By: ________________________
Name:           William Kamer
Title:           Chief Financial Officer

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer

and Swing Line Lender

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

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BMO CAPITAL MARKETS FINANCING, INC.,

as Lender

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

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BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

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ING REAL ESTATE FINANCE (USA) LLC, as Lender

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

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LANDESBANK BADEN-WÜRTTEMBERG, as Lender

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

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WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:  _________________________________
Name:  _______________________________
Title:  ________________________________

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:  _________________________________
Name:  _______________________________
Title:  ________________________________